UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 E. Grauwyler Rd. Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (214) 740-6500

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XELA	The Nasdaq Stock Market LLC
6.00% Series B Cumulative Convertible Perpetual Preferred Stock, par value $0.0001 per share	XELAP	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2024, the stockholders of Exela Technologies, Inc. (the “Company”) approved and adopted the Company’s 2024 Stock Incentive Plan (the “2024 Plan”) at the Company’s combined 2023 and 2024 Annual Meeting of Stockholders (the “Annual Meeting”).  Additional information regarding the results of the Annual Meeting is set forth below under Item 5.07.  Under the 2024 Plan, subject to adjustment for certain changes in capitalization or other corporate events, the Company is authorized to issue up to 500,000 shares of common stock pursuant to equity-based awards, which may be granted to eligible participants in furtherance of the Company’s broader compensation strategy and philosophy. Awards granted under the 2024 Plan will be granted upon terms approved by the Company’s Compensation Committee and set forth in an award agreement or other evidence of an award.  The 2024 Plan is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 29, 2024 (the “Proxy Statement”), under the caption “Approval of the Exela Technologies, Inc. 2024 Incentive Plan,” which disclosure is incorporated herein by reference.  The description of the 2024 Plan contained in the Proxy Statement is qualified in its entirety by reference to the full text of the 2024 Plan, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held virtually on Thursday, June 13, 2024 at www.virtualshareholdermeeting.com/XELA2024. As of the close of business on April 17, 2024, the record date for the Annual Meeting, there were (a) 6,365,351 shares of our common stock, par value $0.0001 per share (the “Common Stock”) (b) 3,029,900 shares of our Series B Cumulative Preferred Stock (the “Series B Preferred Stock”), with such Series B Preferred Stock representing voting power of 15,149 shares of the Company’s Tandem Preferred Stock (the “Tandem Preferred Stock”) and (c) 1,000,000 shares of our Special Voting Preferred Stock, par value $0.0001 per share outstanding (the “Special Voting Stock”) entitled to vote at the Annual Meeting (but, with respect to Special Voting Stock, representing voting power of 20,000,000,000 shares with respect to only Proposal 5 at the Annual Meeting). At the Annual Meeting, stockholders voted on seven proposals (except those Stockholders holding Special Voting Stock, who only voted on Proposal 5), each of which is described in more detail in the Proxy Statement.

The final results of the votes regarding the proposals described in the Proxy Statement are as follows:

Proposal 1. The election of (i) three Class A directors to hold office until the 2027 Annual Meeting of Stockholders, and (ii) two Class C directors to hold office until the 2026 Annual Meeting of Stockholders and, in each case, until their successors are duly elected and qualified or until such director resigns or is removed from the Board of Directors.

Nominee	Class	Votes For	Withheld	Abstain	Broker Non-Votes
Sharon Chadha	A	607,592	587,968	23,065	946,281
J. Coley Clark	A	532,844	666,404	19,377	946,281
Ronald C. Cogburn	A	631,671	567,749	19,205	946,281
Martin P. Akins	C	611,614	587,499	19,512	946,281
Par S. Chadha	C	537,263	662,838	18,524	946,281

Proposal 2. The approval, on a non-binding, advisory basis, of the fiscal 2023 compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
517,664	626,492	74,469	946,281

Proposal 3. The approval, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
711,825	15,101	146,301	345,398	946,281

Proposal 4. The approval of the Exela Technologies, Inc. 2024 Stock Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
705,165	490,320	23,140	946,281

Proposal 5. The approval of an amendment to the Certificate of Designations of the Company’s Series B Cumulative Convertible Perpetual Preferred Stock to allow the Company, in its sole discretion, to have the ability to (a) pay dividends in shares of Common Stock, (b) pay less than all of the accrued dividends, and (c) pay dividends on any date designated by the Company’s board of directors for the payment of dividends.

Approval of Proposal 5 required the affirmative vote of both the (i) holders of a majority in voting power of the outstanding shares of Common Stock, Tandem Preferred Stock, and Special Voting Stock entitled to vote thereon, voting together as a single class and (ii) holders of a majority of the outstanding shares of Series B Preferred Stock, excluding shares held by “Affiliates” (as defined in the Series B Preferred Stock Certificate of Designations) of the Company.

The vote by holders of Common Stock, Tandem Preferred and Special Voting Stock for Proposal 5 was as follows:

Votes For	Votes Against	Abstentions
10,918,472,225	7,730,135,277	1,352,610,823

The vote by holders of Series B Preferred Stock for Proposal 5 excluding “Affiliates” (as defined in the Series B Preferred Stock Certificate of Designations) of the Company was as follows:

Votes For	Votes Against	Abstentions
415,783	622,996	24,468

Proposal 6. The ratification of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions
1,678,061	457,578	29,267

Proposal 7. The approval of one or more adjournments of the Annual Meeting, if necessary or appropriate, if a quorum is present, to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to approve Proposal 5.

Votes For	Votes Against	Abstentions
1,363,779	781,306	19,821

Although (i) Proposal 5 was not approved and (ii) Proposal 7 was approved by stockholders at the Annual Meeting, the Company has elected to not adjourn the Annual Meeting to permit further solicitation of proxies to approve Proposal 5.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Exela Technologies, Inc. 2024 Stock Incentive Plan (incorporated by reference to Annex A to the Company’s definitive proxy statement filed with the SEC on April 29, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2024

Exela Technologies, Inc.

By:	/s/ Zach Maul
Name: Zach Maul
Title: Secretary